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      Supplement dated October 6, 1999 to the Loomis Sayles Equity Funds
                       Prospectus Dated January 1, 1999.

Effective October 6, 1999, Jeffrey C. Petherick, Dawn Alston Paige, and Mary C. Champagne will serve as portfolio managers of the Loomis Sayles Mid-Cap Value Fund.

Jeffrey C. Petherick, Dawn Alston Paige, and Mary C. Champagne, Vice Presidents of the Trust and of Loomis Sayles, each have been employed by Loomis Sayles for the past five years.